Exhibit 10.1
[**] Certain information has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

THIRD AMENDMENT TO LOAN AND SECURITY AGREEMENT

This Third Amendment to Loan and Security Agreement (this “Amendment”) is entered into as of June 23, 2023, by and among OXFORD FINANCE LLC, a Delaware limited liability company with an office located at 115 South Union Street, Suite 300, Alexandria, VA 22314 (“Oxford”), as collateral agent (in such capacity, “Collateral Agent”), the Lenders listed on Schedule 1.1 hereof or otherwise a party hereto from time to time including OXFORD FINANCE CREDIT FUND II, LP, by its manager Oxford Finance Advisors, LLC (“Credit Fund II”), OXFORD FINANCE CREDIT FUND III, LP, by its manager Oxford Finance Advisors, LLC (“Credit Fund III”), OXFORD FINANCE FUNDING IX, LLC (“Funding IX”), OXFORD FINANCE FUNDING XIII, LLC (“Funding XIII”), and OXFORD FINANCE FUNDING 2023-1, LLC (“Funding 2023-1”; together with Credit Fund II, Credit Fund III, Funding IX, and Funding XIII, each a “Lender” and collectively, the “Lenders”), LEXICON PHARMACEUTICALS, INC. (“Parent”) and LEXICON PHARMACEUTICALS (NEW JERSEY), INC. (“Lex-NJ”), each a Delaware corporation with offices located at 2445 Technology Forest Blvd., 11th Floor, The Woodlands, TX 77381 (Parent and Lex-NJ, individually and collectively, jointly and severally, “Borrower”).

RECITALS

WHEREAS, Collateral Agent, Borrower and the Lenders listed on Schedule 1.1 to the Loan Agreement (as defined below) or otherwise a party thereto from time to time including Oxford in its capacity as a Lender have entered into that certain Loan and Security Agreement, dated as of March 17, 2022 (as amended, supplemented or otherwise modified from time to time, collectively, the “Loan Agreement”) pursuant to which Lenders have provided to Borrower certain loans in accordance with the terms and conditions thereof; and

WHEREAS, Borrower, Lenders and Collateral Agent desire to amend certain provisions of the Loan Agreement as provided herein and subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the promises, covenants and agreements contained herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Borrower, Lenders and Collateral Agent hereby agree as follows:

1.Capitalized terms used herein but not otherwise defined shall have the respective meanings given to them in the Loan Agreement.

2.Section 13.1 of the Loan Agreement hereby is amended to insert the following defined term in appropriate alphabetical order:

“1-Month CME Term SOFR” is the 1-month CME Term SOFR reference rate as published by the CME Term SOFR Administrator on the CME Term SOFR Administrator’s Website.

“Benchmark” is, initially, the 1-Month CME Term SOFR; provided, that if a Benchmark Transition Event has occurred with respect to the 1-Month CME Term SOFR or the then-current Benchmark, then “Benchmark” means the applicable replacement rate that has replaced the immediately preceding benchmark rate pursuant to the defined term “Basic Rate”.

“Benchmark Transition Event” means the occurrence of one or more of the following events with respect to the then-current Benchmark:

(a) a public statement or publication of information by or on behalf of the administrator for such Benchmark announcing that such Person has ceased or will cease to provide such Benchmark, permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide such Benchmark;

(b) a public statement or publication of information by the regulatory supervisor for the administrator for such Benchmark, the U.S. Federal Reserve System, an insolvency official with jurisdiction over the administrator for such Benchmark, a resolution authority with jurisdiction over the administrator for such Benchmark or a court or an entity with similar insolvency or resolution authority over the administrator for such Benchmark, which states that the administrator for such Benchmark has ceased or will cease to provide such Benchmark permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide such Benchmark; or

(c) a public statement or publication of information by the regulatory supervisor for the administrator for such Benchmark announcing that such Benchmark is no longer representative or in compliance with the International Organization of Securities Commissions Principles for Financial Benchmarks.

“CME Term SOFR Administrator” is CME Group Benchmark Administration Limited, as administrator of the forward-looking term SOFR, or any successor administrator.

“CME Term SOFR Administrator’s Website” is the website of the CME Group Benchmark Administrator at http://www.cmegroup.com, or any successor source.

“Fourth Draw Period” is, so long as Borrower has received Sotagliflozin FDA Approval, the period commencing on December 1, 2023 and ending on the earliest of (i) December 31, 2023; and (ii) the occurrence of an Event of Default; provided, however, that the Fourth Draw Period shall not commence if on December 1, 2023 an Event of Default has occurred and is continuing. As of the Third Amendment Effective Date, Lenders acknowledge Borrower’s receipt of Sotagliflozin FDA Approval.

“Term E Loan” is defined in Section 2.2(a)(v) hereof.

“Third Amendment Effective Date” means June 23, 2023.

3.The following defined terms in Section 13.1 of the Loan Agreement hereby are amended and restated in their entireties to read as follows:

“Basic Rate” is with respect to each Term Loan, the per annum rate of interest (based on a year of three hundred sixty (360) days) equal to the greater of (a) eight and one-hundredth percent (8.01%) and (b) the sum of (i) the 1-Month CME Term SOFR on the last Business Day of the month that immediately precedes the month in which the interest will accrue, (ii) 0.10% and (iii) (I) for any Term A Loan or Term B Loan, seven and ninety one-hundredths percent (7.90%) and (II) for any Term C Loan or Term D Loan, seven percent (7.00%). Notwithstanding the foregoing, (i) in no event shall the Basic Rate for any Term Loan be less than eight and one-hundredth percent (8.01%), and (ii) upon the occurrence of a Benchmark Transition Event, Collateral Agent may, in good faith and with reference to the margin above such interest rate in this definition, amend this Agreement to replace the Benchmark with a replacement interest rate and replacement margin above such interest rate that results in a substantially similar interest rate floor and total rate in effect immediately prior to the effectiveness of such replacement interest rate and replacement margin, and any such amendment shall become effective at 5:00 p.m. Eastern time on the third Business Day after Collateral Agent has notified Borrower of such amendment. Any determination, decision or election that may be made by Collateral Agent pursuant hereto will be conclusive and binding absent manifest error and may be made in Collateral Agent’s sole discretion and without consent from any other party.

4.The following defined terms hereby are deleted from Section 13.1 and wherever else they may appear in the Loan Agreement: “LIBOR Replacement Rate”, “LIBOR Replacement Spread”, and “LIBOR Transition Event”.

5.Section 2.2(a)(iii) of the Loan Agreement hereby is amended and restated in its entirety to read as follows:

“(iii) Subject to the terms and conditions of this Agreement, the Lenders agree, severally and not jointly, during the Third Draw Period, to make term loans to Borrower in an aggregate amount up to Fifty Million Dollars ($50,000,000.00) according to each Lender’s Term C Loan Commitment as set forth on Schedule 1.1 hereto (such term loans are hereinafter referred to singly as a “Term C Loan”, and collectively as the “Term C Loans”). After repayment, no Term C Loan may be re‑borrowed.”

6.Section 2.2(a)(iv) of the Loan Agreement hereby is amended and restated in its entirety to read as follows:

“(iv) Subject to the terms and conditions of this Agreement, the Lenders agree, severally and not jointly, during the Fourth Draw Period, to make term loans to Borrower in an aggregate amount up to Twenty-Five

Million Dollars ($25,000,000.00) according to each Lender’s Term D Loan Commitment as set forth on Schedule 1.1 hereto (such term loans are hereinafter referred to singly as a “Term D Loan”, and collectively as the “Term D Loans”). After repayment, no Term D Loan may be re‑borrowed.”

7.New Section 2.2(a)(v) hereby is added to the Loan Agreement as follows:

“(v) Subject to the terms and conditions of this Agreement, upon Borrower’s written request therefor prior to the Amortization Date, the Lenders may agree, in their sole discretion, severally and not jointly, to make term loans to Borrower in an aggregate amount up to Twenty-Five Million Dollars ($25,000,000.00) according to each Lender’s Term E Loan Commitment as set forth on Schedule 1.1 hereto (such term loans are hereinafter referred to singly as a “Term E Loan”, and collectively as the “Term E Loans”; each Term A Loan, Term B Loan, Term C Loan, Term D Loan or Term E Loan is hereinafter referred to singly as a “Term Loan” and the Term A Loans, Term B Loans, Term C Loans, Term D Loans and the Term E Loans are hereinafter referred to collectively as the “Term Loans”). After repayment, no Term E Loan may be re‑borrowed.”

8.Section 2.5(f) of the Loan Agreement hereby is amended and restated in its entirety to read as follows:

“(f) Unused Fee. A fee, payable in full on [**] to Lenders, in an amount equal to [**], if the Fourth Draw Period expires and Borrower has not drawn the full amount of the Term D Loan (such fee, the “Unused Fee”).”

9.Section 3.2(d) of the Loan Agreement hereby is amended and restated in its entirety to read as follows:

“(d) to the extent not delivered at the Effective Date, duly executed original Secured Promissory Notes and Warrants, in number, form and content acceptable to each Lender, and in favor of each Lender according to its Commitment Percentage, with respect to each Credit Extension made by such Lender after the Effective Date; provided that, Warrants issued after the Effective Date, if at all, shall be on substantially the same form as the Warrants issued to the Lenders as of the Effective Date, and shall be issuable for Shares of Borrower’s common stock equal to (x) one and seventy-five hundredths percent (1.75%) of the funded amount of any Term B Loan, (y) eight hundred seventy-five thousandths percent (0.875%) of the funded amount of any Term C Loan, and (z) one and seventy-five hundredths percent (1.75%) of the funded amount of any Term D Loan, in each case, divided by the Warrant Price (as defined therein); and”

10.Section 6.10(b) of the Loan Agreement hereby is amended and restated in its entirety to read as follows:

“(b) Minimum Cash. From and after the Funding Date of the Term D Loan, until Borrower achieves trailing [**] sotagliflozin NPR of at least [**] (such period, the “Minimum Cash Period”), Borrower shall maintain minimum unrestricted cash, cash equivalents and short-term investments of at least [**] in Collateral Accounts subject to Control Agreements in favor of Collateral Agent, measured as of the last day of each fiscal quarter beginning with the fiscal quarter ending on the First Minimum Cash Test Date and continuing as of the last day of each fiscal quarter during the Minimum Cash Period.”

11.Schedule 1.1 to the Loan Agreement hereby is replaced in its entirety with Schedule 1.1 attached hereto.

12.Limitation of Amendment.

(a)    The amendments set forth above are effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document, or (b) otherwise prejudice any right, remedy or obligation which Lenders or Borrower may now have or may have in the future under or in connection with any Loan Document, as amended hereby.

(b)    This Amendment shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, are hereby ratified and confirmed and shall remain in full force and effect.

13.To induce Collateral Agent and Lenders to enter into this Amendment, Borrower hereby represents and warrants to Collateral Agent and Lenders as follows:

a.Immediately after giving effect to this Amendment (a) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (b) no Event of Default has occurred and is continuing;

b.Borrower has the power and due authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment;

c.The organizational documents of Borrower delivered to Collateral Agent on the Effective Date, and updated pursuant to subsequent deliveries by or on behalf of the Borrower to the Collateral Agent, remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;

d.The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not contravene (i) any material law or regulation binding on or affecting Borrower, (ii) any material contractual restriction with a Person binding on Borrower, (iii) any material order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on Borrower, or (iv) the organizational documents of Borrower;

e.The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on Borrower, except as already has been obtained or made and filings required to perfect the security interest of the Collateral Agent in the Collateral; and

f.This Amendment has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights.

14.Except as expressly set forth herein, the Loan Agreement shall continue in full force and effect without alteration or amendment.

15.As a condition to the effectiveness of this Amendment, Collateral Agent shall have received, in form and substance satisfactory to Collateral Agent, the following:

(a)    this Amendment, duly executed by Borrower;

(b)    resolutions, duly adopted by Borrower’s board of directors authorizing the entry in to and performance of this Amendment;

(c)    an amendment fee equal to [**], which may be debited (or ACH’d) from the Designated Deposit Account in accordance with the Loan Agreement;

(d)    all reasonable Lenders’ Expenses incurred through the date of this Amendment, which may be debited (or ACH’d) from the Designated Deposit Account in accordance with the Loan Agreement; and

(e)    such other documents, and completion of such other matters, as Collateral Agent may reasonably deem necessary or appropriate.

16.This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, and all of which, taken together, shall constitute one and the same instrument.

17.Section 11 of the Loan Agreement (Choice of Law, Venue and Jury Trial Waiver) is incorporated herein by this reference as though set forth in full.

[Balance of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to the Loan Agreement to be executed as of the date first set forth above.

BORROWER: LEXICON PHARMACEUTICALS, INC.

LEXICON PHARMACEUTICALS, INC.

By: ___________________________________________
Name: Jeffrey L. Wade
Title: President and Chief Financial Officer
LEXICON PHARMACEUTICALS (NEW JERSEY), INC. By: __________________________________________ Name: Jeffrey L. Wade Title: President and Chief Financial Officer

LEXICON PHARMACEUTICALS (NEW JERSEY), INC.

By: __________________________________________
Name: Jeffrey L. Wade
Title: President and Chief Financial Officer

COLLATERAL AGENT

OXFORD FINANCE LLC

By: ___________________________________________
Name: Colette H. Featherly
Title: Senior Vice President

[Signatures continued, next page]

IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to the Loan Agreement to be executed as of the date first set forth above.

LENDERS: OXFORD FINANCE FUNDING I, LLC

OXFORD FINANCE FUNDING I, LLC

By: __________________________________________
Name: Colette H. Featherly
Title: Secretary
OXFORD FINANCE FUNDING IX, LLC By: __________________________________________ Name: Colette H. Featherly Title: Secretary
OXFORD FINANCE FUNDING IX, LLC

By: __________________________________________
Name: Colette H. Featherly
Title: Secretary

OXFORD FINANCE FUNDING 2023-1 LLC

By: __________________________________________
Name: Colette H. Featherly
Title: Secretary
OXFORD FINANCE CREDIT FUND II LP By: Oxford Finance, Advisors, LLC Its: Manager By: __________________________________________ Name: Colette H. Featherly Title: Senior Vice President
OXFORD FINANCE FUNDING XIII, LLC

By: __________________________________________
Name: Colette H. Featherly
Title: Senior Vice President

OXFORD FINANCE CREDIT FUND II LP
By: Oxford Finance, Advisors, LLC
Its: Manager

By: __________________________________________
Name: Colette H. Featherly
Title: Senior Vice President

OXFORD FINANCE CREDIT FUND III LP
By: Oxford Finance, Advisors, LLC
Its: Manager

By: __________________________________________
Name: Colette H. Featherly
Title: Senior Vice President

SCHEDULE 1.1

Lenders and Commitments